                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                       FORM 8-K FILING FOR SEPTEMBER 1996

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  ------------


Date of Report:  September 27, 1996


                        NELLIE MAE EDUCATION FUNDING,LLC
             (Exact name of registrant as specified in its charter)
               (Depositor of the Nellie Mae Education Loan Trust)


                                    333-4418
                                    --------
                                   (Commission
                                  File Number)


               Delaware                            04-3318763
               --------                            ----------
            (State or other                    (IRS Employer
            jurisdiction of                    Identification No.)
            incorporation)


                       50 Braintree Hill Park - Suite 300
                         Braintree, Massachusetts 02184
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (617) 849-1325


                                       N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS.
- -------    ------------

      On September 16, 1996, the Nellie Mae Education Loan Trust (the "Trust) made its second regular, monthly distribution of funds to holders of the Trust's 1996 Libor Rate Asset-Backed Class A-1 and Class A-2 Notes (the "1996 Notes") and its 1996 Libor Rate Asset-Backed Certificates (the "1996 Certificates"). The September 1996 Monthly Statement which was distributed to State Street Bank and Trust as indenture trustee for distribution to Noteholders and to Fleet National Bank as owner trustee for distribution to Certificateholders is filed herewith as an Exhibit to this Form 8-K.

      In reliance upon certain no-action letters, including but not limited to letters to (i) the SMS Student Loan Trust 1994-A available to the public on March 1, 1995; (ii) Banc One Student Loan Trust available to the public on March 1, 1995; (iii) Chase Manhattan Bank Guaranteed Export Trust 1994-A available to the public on June 1, 1994, the Registrant is hereby filing the September 1996 Monthly Statement reflecting the Trust's activities for the period ending September 16, 1996, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio. On August 9, 1996, the Registrant requested that the Chief Counsel, Division of Corporation Finance of the Securities and Exchange Commission issue a no-action letter relating to the Nellie Mae Education Loan Trust. On August 30, 1996, the Registrant filed its August 1996 Monthly Statement as an Exhibit to a Form 8-K.

      In addition, there was a reconciliation in the purchase price of the student loans transferred by the Third Supplemental Purchase Agreement and the Third Supplemental Sales Agreement consisting of a $5,215.59 increase in the purchase price. In connection with this reconciliation, the following documents were executed and delivered by the respective parties thereto:

            1. Amendment No. 1 to the Third Supplemental Purchase Agreement dated as of August 30, 1996.

            2. Amendment No. 1 to the Third Supplemental Sales Agreement dated as of August 30, 1996.

      The interest rates for the Interest Period commencing September 16, 1996 are as follows:

                  1996 Securities                              Interest Rate
                  ---------------                              -------------

                  Class A-1 Notes                                 5.67391%
                  Class A-2 Notes                                 5.76391%
                  Certificates                                    6.12891%

      In addition, as of September 16, 1996, the amount remaining in the 1996-A Subaccount of the Pre-Funding Account was $40,438,570.

      The balance in the Debt Service Reserve Fund on September 16, 1996 was $1,188,638.00, after giving effect to changes therein on such date.

      During the Interest Period ending September 16, 1996, there were $32,429.20 in realized losses and no interest was deferred with respect to the 1996 Notes or the 1996 Certificates.



ITEM 7.     EXHIBITS.
- ------      --------

99.11 Amendment No. 1 to the Third Supplemental Purchase Agreement dated as of August 30, 1996.

99.12 Amendment No. 1 to the Third Supplemental Sales Agreement dated as of August 30, 1996.

99.13       September 1996 Monthly Statement to Noteholders and
            Certificateholders

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: September 27, 1996




                                    NELLIE MAE EDUCATION FUNDING, LLC



                                    /s/ John F. Remondi
                                    --------------------------------------
                                    John F. Remondi
                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
- -------

(4.1)* Master Trust Indenture dated as of June 1, 1996 between Nellie Mae Education Loan Trust and
            State Street Bank and Trust Company, as
            Indenture Trustee.

(4.2)*      First Terms Supplement to the Master
            Trust Indenture.

(4.3)* Trust Agreement dated as of June 1, 1996 between Nellie Mae Education Funding, LLC and Fleet National Bank as Owner Trustee.

(4.4)*      First Trust Supplement to the Trust Agreement.

(99.1)*     Master Terms Purchase Agreement dated as of
            June 1, 1996 between Nellie Mae, Inc. and
            Nellie Mae Funding, LLC.

(99.2)* First Supplemental Purchase Agreement dated as of July 12, 1996.

(99.3)*     Master Terms Sales Agreement dated as of
            June 1, 1996 between Nellie Mae Education
            Funding, LLC and Nellie Mae Education Loan
            Trust.

(99.4)* First Supplemental Sales Agreement dated as of July 12, 1996.

(99.5)*     Administration Agreement dated as of
            June 1, 1996 among Nellie Mae, Inc.,
            State Street Bank and Trust Company,
            Fleet National Bank and Nellie Mae Education
            Loan Trust.

(99.6)* Second Supplemental Purchase Agreement dated as of July 12, 1996.

(99.7)* Second Supplemental Sales Agreement dated as of July 12, 1996.

(99.8)* Third Supplemental Purchase Agreement dated as of July 15, 1996.

(99.9)* Third Supplemental Sales Agreement dated as of July 15, 1996.

(99.10)*    August 1996 Monthly Statement to Noteholders and Certificateholders

(99.11)+ Amendment No. 1 to the Third Supplemental Purchase Agreement dated as of August 30, 1996.

(99.12)+ Amendment No. 1 to the Third Supplemental Sales Agreement dated as of August 30, 1996.

(99.13)+    September 1996 Monthly Statement to Noteholders and
            Certificateholders



- ----------------------
* Previously filed.
+ Filed herewith.